Exhibit 99.1

Taiwan Color Optics, Inc.

PRESS RELEASE

Taiwan Color Optics to go public in US$380 million merger with Chenghe Acquisition Co. to accelerate the development of photonics integration circuit technology for growth industries

SINGAPORE/TAIWAN, 21 July 2023 – Optical and 3D sensing technology company Taiwan Color Optics, Inc. (“TCO”), on 21 July 2023, has entered into a business combination agreement (the “Business Combination Agreement”) with special purpose acquisition company Chenghe Acquisition Co. (NASDAQ: CHEA) (“Chenghe”), SEMILUX INTERNATIONAL LTD., a Cayman Islands exempted company limited by shares (“Semilux International”) and SEMILUX LTD. (“Merger Sub”), a Cayman Islands exempted company limited by shares and a direct wholly owned subsidiary of Semilux International, which would result in TCO to become a publicly-traded company (the “Proposed Transaction”). The completion of the Proposed Transaction is expected to take place in the fourth quarter of 2023, subject to the terms and conditions of the Business Combination Agreement.

Founded in 2009, TCO is an optical 3D sensing technology company that is primarily involved in the design, manufacture and sale of laser light source modules and integration chip for various applications including LiDAR sensor, smart headlight, and laser projector light source. TCO has a research and development (“R&D”) and a manufacturing center in Hsinchu Science Park (“SIPA”) and Central Taiwan Science Park (“CTSP”) in Taiwan respectively.

Dr. Y.P. Chang, President of TCO, said: “This transaction will give us the resources that will enable us to capture the positive trends in our industry. Given the growth of electric vehicles and increasing demand for autonomous driving and intelligent lighting systems, we intend to invest in more integrated function 3D sensing chip to make our technology smarter so as to increase the safety and energy saving features per vehicle as well as ramp up our production capabilities to meet the rising demand for optical technology across an extensive range of commercial and consumer products.”

Dr. Chun-Nien Liu, Chief Technology Officer of TCO & R&D Professor of National Chung Hsing University (Taiwan), said: “Solid-state LiDAR is an indispensable technology for future fully automatic driving. We believe that we have mastered the design and manufacturing capabilities of integrated chips and optical phase control antenna chips (OPA), which will play a very important key role in this booming AI market.”

Mr. Richard Qi Li, Chairman of Chenghe, said, “This business combination agreement with TCO is a great opportunity to enter into an exciting and accelerating growth industry. We believe its highly capable and experienced management team with all of the founders with substantial experience in developing complex technologies, supported by their technology-savvy specialists and R&D team who are committed to pioneering innovations, will enable TCO to continuously innovate and advance their optical technology applications to gain a greater foothold in the global market.”

Mr. Shibin Wang, Chief Executive Officer of Chenghe, said, “Our primary objective at Chenghe is to partner with sound, scalable and profitable companies focused on the Asian markets that we believe have the ability to disrupt global, large-scale industries. With the rising adoption of LiDAR systems in unmanned aerial vehicles (UAVs) and advanced driver assistance systems, TCO is well positioned for significant growth. Chenghe is honored and excited to partner with YP, Alan and his exceptional team at TCO for their next chapter as a public company.”

Transaction Overview

As a part of the Proposed Transaction, Semilux International will acquire the shares of TCO shareholders and TCO shareholders will subscribe for the shares of Semilux International so that TCO will become a subsidiary of Semilux International (the “TCO Restructuring”). Following the consummation of the TCO Restructuring and subject to the terms and conditions of the Business Combination Agreement, Chenghe will merge with Merger Sub with Chenghe as the surviving company and a wholly owned subsidiary of Semilux International, and Chenghe will change its name to “SEMILUX LTD.”

The Proposed Transaction implies a pre-money value of US$380 million of TCO on a fully diluted basis, and expects to provide TCO with access to US$115 million cash from Chenghe’s IPO proceeds held in trust, assuming no redemption by Chenghe’s shareholder in connection with the current and future proxy exercises and prior to the payment of any transaction expenses. The parties will cooperate in connection with any financing arrangement the parties seek in connection with the Proposed Transaction.

Advisors

Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC (“CCM”), is serving as financial advisor and lead capital markets advisor to Chenghe Acquisition Co. White & Case is serving as legal advisor to Chenghe Acquisition Co. and Landi Lawyer is serving as legal advisor to TCO.

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About Taiwan Color Optics, Inc. (“TCO”)

Founded in 2009, TCO is an optical and 3D sensing technology company that is primarily involved in the customization, design and supply of optical components and integrated chip for various industries including autonomous driving, intelligent lighting, as well as unmanned aerial vehicles. In collaboration with its clients, TCO conceptualizes and produces high precision optics and sensing modules that are specifically customized to clients’ needs for ease of integration in overall design and production. Applications for TCO’s products include automotive laser headlight systems, adaptive driving beams (ADB) as well as light detection and autonomous driving systems (LiDAR).

About Chenghe Acquisition Co. (“Chenghe”)

Chenghe is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses. Chenghe is focused on companies in Asian markets, which can benefit from the expertise and capabilities of the Company’s management team to create long-term shareholder value. Chenghe is led by Chairman Richard Li, CEO Shibin Wang and CFO Anna Zhou.

Important Additional Information Regarding the Transaction Will Be Filed With the SEC

This communication relates to the proposed business combination between Chenghe Acquisition Co. (“CHEA”) and Taiwan Color Optics, Inc. (“TCO”). This communication does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. TCO intends to file a Registration Statement on Form F-4 with the SEC, which will include a document that serves as a joint prospectus and proxy statement, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all CHEA shareholders. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or an exemption therefrom. CHEA and TCO will also file other documents regarding the proposed business combination with the SEC. This communication does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF CHEA ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by CHEA and TCO through the website maintained by the SEC at www.sec.gov. The documents filed by CHEA and TCO with the SEC also may be obtained free of charge upon written request to Chenghe Acquisition Co., 38 Beach Road #29-11, South Beach Tower, Singapore.

Participants in the Solicitations

CHEA, TCO and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies from CHEA’s shareholders in connection with the proposed business combination. You can find information about CHEA’s directors and executive officers and their interest in CHEA can be found in CHEA’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which was originally filed with the SEC on March 31, 2023. A list of the names of the directors, executive officers, other members of management and employees of CHEA and TCO, as well as information regarding their interests in the business combination, will be contained in the Registration Statement on Form F-4 to be filed with the SEC by TCO. Additional information regarding the interests of such potential participants in the solicitation process may also be included in other relevant documents when they are filed with the SEC. You may obtain free copies of these documents from the sources indicated above.

Caution About Forward-Looking Statements

This communication may contain forward-looking statements within the meaning of section 27A of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and section 21E of the U.S. Securities Exchange Act of 1934 (“Exchange Act”) that are based on beliefs and assumptions and on information currently available to CHEA and TCO. These forward-looking statements are based on CHEA’s and TCO’s expectations and beliefs concerning future events and involve risks and uncertainties that may cause actual results to differ materially from current expectations. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “ongoing,” “target,” “seek” or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Any statements that refer to expectations, projections or other characterizations of future events or circumstances, including projections of market opportunity and market share, the capability of TCO’s business plans including its plans to expand, the anticipated enterprise value of the combined company following the consummation of the proposed business combination, anticipated benefits of the proposed business combination and expectations related to the terms and timing of the proposed business combination, are also forward-looking statements.

Although each of CHEA and TCO believes that it has a reasonable basis for each forward-looking statement contained in this communication, each of CHEA and TCO cautions you that these statements are based on a combination of facts and factors currently known and projections of the future, which are inherently uncertain. These factors are difficult to predict accurately and may be beyond CHEA’s and TCO’s control. In addition, there will be risks and uncertainties described in the proxy statement/prospectus on Form F-4 relating to the proposed business combination, which is expected to be filed by TCO with the SEC and other documents filed by CHEA or TCO from time to time with the SEC. These filings may identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those expressed or implied in the forward-looking statements.

There may be additional risks that neither CHEA or TCO presently know or that CHEA and TCO currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In light of the significant uncertainties in these forward-looking statements, you should not regard these statements as a representation or warranty by CHEA or TCO, their respective directors, officers or employees or any other person that CHEA and TCO will achieve their objectives and plans in any specified time frame, or at all. Forward-looking statements in this communication or elsewhere speak only as of the date made. New uncertainties and risks arise from time to time, and it is impossible for CHEA or TCO to predict these events or how they may affect CHEA or TCO. Except as required by law, neither CHEA nor TCO has any duty to, and does not intend to, update or revise the forward-looking statements in this communication or elsewhere after the date this communication is issued. In light of these risks and uncertainties, investors should keep in mind that results, events or developments discussed in any forward-looking statement made in this communication may not occur. Uncertainties and risk factors that could affect CHEA’s and TCO’s future performance and cause results to differ from the forward-looking statements in this release include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the business combination; the outcome of any legal proceedings that may be instituted against CHEA or TCO, the combined company or others following the announcement of the business combination; the inability to complete the business combination due to the failure to obtain approval of the shareholders of CHEA or to satisfy other conditions to closing; changes to the proposed structure of the business combination that may be required or appropriate as a result of applicable laws or regulations; the ability to meet stock exchange listing standards following the consummation of the business combination; the risk that the business combination disrupts current plans and operations of CHEA or TCO as a result of the announcement and consummation of the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and retain its management and key employees; costs related to the business combination; changes in applicable laws or regulations; CHEA’s estimates of expenditures and profitability and underlying assumptions with respect to shareholder redemptions and purchase price and other adjustments; the impact of the COVID-19 pandemic; changes in laws and regulations that impact TCO; ability to enforce, protect and maintain intellectual property rights; and other risks and uncertainties set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in CHEA’s final prospectus dated April 27, 2022 relating to its initial public offering and in subsequent filings with the SEC, including the registration statement on Form F-4 relating to the business combination expected to be filed by TCO.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

For further queries please contact:

August Consulting on behalf of TCO

Janice Ong, janiceong@august.com.sg

Wrisney Tan, wrisneytan@august.com.sg

Tel: +65 6733 8873